SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report May 29, 2003
                                        -----------
                        (Date of earliest event reported)


                                 DATAMEG CORP
                               ------------------
             (Exact name of registrant as specified in its charter)


                                   NEW YORK
                                    --------
                 (State or other jurisdiction of incorporation)


                  000-12493                             13-3134389
                  ------                                ----------
         (Commission File Number)              (IRS Employer Identification No.)


  20 Park Plaza, Suite 463, Boston, MA                      02116
 --------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code (617) 948-2680
                                                            ------------

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Item 5.  Other Events.
----------------------
Our three news release issued on May 29, 2003 referencing the following:

1) DataMeg Corp. Addresses Alleged Complaints Claimed by Our-Street.Com;

2) DataMEG Corp. ReAffirms 10% Dividend Distribution Date and;

3) DataMEG Corp. Subsidiary CAS Communications, Inc. to Publish "White Paper" Technical Assessment Study Regarding Their Multi-Phase Poly Tone System

filed as Exhibits to this report, are incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation           Description
-----------           -----------

Exhibit 20.01         News Release dated
                      May 28, 2003

Exhibit 20.02         News Release No.2
                      May 28, 2003

Exhibit 20.03         News Release No.3
                      May 28, 2003

Pursuant to the requirement of Section 13 and 15(d) of the Securities
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAMEG CORP.

Date: May 29, 2003


By: /s/ Andrew Benson
----------------------------
Andrew Benson
President and Sole Director
(principal executive and chief financial officer)